UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09174

 Aegis Value Fund, Inc.
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee, 6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

Shareholders’ Letter

October 8, 2013

To the Shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s Annual Report for the fiscal year ended August 31, 2013.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

From inception of the Aegis Value Fund on May 15, 1998 through September 30, 2013, the Fund has posted a cumulative gain of 486.91%,compared to a cumulative gain of 224.93% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 178.32%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 101.02%.

For the fiscal year ended August 31, 2013, the Fund gained 41.23%,out performing the Russell 2000 Value Index, which increased 24.38%. The Fund’s fiscal year gains were driven by strong investment performance by the Fund’s holdings in specialty chemicals maker American Pacific Corp., energy company EPL Oil & Gas, Inc., property & casualty insurance company American Safety Insurance, and U.K.-based leisure airline/vacation package company Dart Group PLC. The Russell 2000 Index gained 26.27% while the S&P 500 gained 18.70% over the same period.

Aegis Value Fund’s one-year, three-year, five-year, ten-year and since inception(5/15/1998) average annual returns for the period ended September 30,2013 are 39.39%,22.64%,15.09%,10.14%,and 12.20% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, ten-year, and since inception (5/15/1998) average annual returns for the period ended September 30,2013 are 27.04%,16.57%,9.13%,9.29%,and 7.96%. S&P 500 Index one-year, three-year, five-year, ten-year, and since inception (5/15/1998) average annual returns for the period ended September 30,2013 are 19.34%,16.27%,10.02%,7.57%,and 4.65%. The Fund has an annualized gross expense ratio of 1.47%.

Performance data quoted represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 or visit the Fund’s website www.aegisfunds.com to obtain performance data current to the most recent month-end.

All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

For the most recent performance information, please call us directly at 800-528-3780 or consult your financial advisor. We strongly recommend that you read our quarterly manager’s letters, which provide additional commentary. For those of you who do not automatically receive our manager’s letter in the mail from your broker, it is available on our website at www.aegisfunds.com or by calling us at 800-528-3780.

We look forward to the opportunity to serve as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Must be preceded or accompanied by Prospectus.

Any recommendation made in this report may not be suitable for all investors. This letter does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Value stocks may fall out of favor with investors and underperform growth stocks during given periods. Investments in Real Estate Investment Trusts (REITs)involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with US Bancorp Fund Services, LLC.

About Your Fund’s Expenses
August 31, 2013
(Unaudited)

Important Note

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The Aegis Value Fund does not charge a sales load or redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, March 1, 2013 – August 31, 2013.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds.

	Beginning Account Value	Ending Account Value(1)	Annualized	Expenses Paid During Period(2) 3/1/2013 –
Fund	3/1/2013	8/31/2013	Expense Ratio	8/31/2013
Aegis Value Fund
Actual	$1,000.00	$1,128.50	1.44%	$7.74
Hypothetical	1,000.00	1,025.21	1.44%	7.37
    _____________________
(1)    The actual ending account value is based on the actual total return of the Fund for the period March 1, 2013 to August 31, 2013 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1,
       2013 to August 31, 2013 was 12.85%.

Expenses are equal to the Fund’s annualized expense ratio (1.44%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 3/1/2013 and 8/31/2013).

Please see performance data disclosure on page 1

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund (assumes investment made on
August 31, 2003)

	AVALX	Russell 2000 Value Index
Trailing 1 Year	41.23%	24.38%
Trailing 3 Year	25.03%	18.36%
Trailing 5 Year	12.40%	6.88%
Trailing 10 Year	10.01%	8.55%
        __________________
    See performance data disclosure on page 1

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.

Portfolio Characteristics
August 31, 2013
(Unaudited)
Industry Breakdown
		% of the Fund's Net Assets
Common Stock		85.2%
Aerospace & Defense	0.8%
Airlines	3.0%
Auto Components	0.8%
Capital Markets	1.0%
Commercial Banks	0.0%
Commercial Services & Supplies	0.3%
Communication Equipment	2.2%
Construction & Engineering	0.2%
Distributors	1.0%
Diversified Financial Services	0.9%
Electronic Equipment, Instruments & Components	4.3%
Energy Equipment & Services	5.7%
Food & Staples Retailing	0.6%
Food Products	0.3%
Hotels, Restaurants & Leisure	3.0%
Household Durables	1.4%
Independent Power Producers & Energy Traders	0.5%
Insurance	7.9%
IT Services	1.1%
Machinery	4.9%
Marine	0.4%
Media	0.1%
Metals & Mining	11.3%
Multiline Retail	1.1%
Oil, Gas & Consumable Fuels	13.5%
Paper & Forest Products	2.9%
Real Estate Investment Trusts (REIT)	2.7%
Real Estate Management & Development	0.0%
Semiconductor & Semiconductor Equipment	4.2%
Specialty Retail	0.7%
Textiles, Apparel & Luxury Goods	2.4%
Thrifts & Mortgage Finance	0.0%
Tobacco	3.0%
Trading Companies & Distributors	3.0%
Preferred Stock		0.0%
Oil, Gas & Consumable Fuels	0.0%
Warrants		0.9%
Oil, Gas & Consumable Fuels	0.0%
Insurance	0.9%
Other Assets in Excess of Liabilities		13.9%
Total Net Assets		100.0%

Aegis Value Fund
Schedule of Portfolio Investments
August 31, 2013

	Shares	Value
Common Stocks – 85.2%

Consumer Discretionary – 10.5%
Auto Components – 0.8% Superior Industries International, Inc.	131,593	$2,294,982
Distributors – 1.0%
Core-Mark Holding Co., Inc.	49,242	3,107,170
Hotels, Restaurants & Leisure – 3.0%
Bowl America, Inc. – Class A	9,481	133,682
Century Casinos, Inc.	570,863	2,962,779
Frisch's Restaurants, Inc.	18,486	360,662
Luby's, Inc.(1)	230,603	1,616,527
Ruby Tuesday, Inc.	524,031	3,804,465
		8,878,115
Household Durables – 1.4%
Bassett Furniture Industries, Inc.	209,074	2,889,403
Retail Holdings N.V.	57,305	1,163,291
		4,052,694
Media – 0.1% Ballantyne Strong Inc.(1)	60,293	253,231
Multiline Retail – 1.1% ALCO Stores Inc.(1)(4)	231,978	3,396,158
Specialty Retail – 0.7%
Citi Trends Inc.(1)	133,307	2,163,573
Textiles, Apparel & Luxury Goods – 2.4% Delta Apparel, Inc.(1)(4)	408,602	6,741,933
Tandy Brands Accessories, Inc(1)	348,892	209,335
		6,951,268
Total Consumer Discretionary		31,097,191

Consumer Staples – 3.9%

Food & Staples Retailing – 0.6%
Nash Finch Co	72,637	1,774,522

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
August 31, 2013

	Shares	Value
Common Stocks – Continued

Consumer Staples – Continued
Food Products – 0.3% Thorntons PLC(1)(2)	710,000	$891,227
Tobacco – 3.0% Alliance One International, Inc.(1)	3,121,593	8,834,108
Total Consumer Staples		11,499,857
Energy – 19.2%
Energy Equipment & Services – 5.7% Cal Dive International, Inc(1)	2,817,502	5,691,354
Leader Energy Services Ltd.(1)	409,933	66,162
McDermott International, Inc.(1)(2)	423,000	3,172,500
Mitcham Industries, Inc.(1)	72,114	1,266,322
Patterson-UTI Energy, Inc.	335,150	6,565,588
		16,761,926
Oil, Gas & Consumable Fuels – 13.5% Endeavour International Corp.(1)	125,458	627,290
EPL Oil & Gas, Inc.(1)	173,332	5,865,555
Magnum Hunter Resources, Corp.	1,416,678	6,587,553
Peabody Energy Corp.	294,800	5,070,560
Questerre Energy Corp. – Class A	1,593,800	1,543,412
Stone Energy Corporation(1)	197,350	5,407,390
WPX Energy Inc.(1)	727,146	13,568,545
ZaZa Energy Corp.(1)	1,189,943	1,142,464
Total Energy		39,812,769
		56,574,695
Financials – 12.5%

Capital Markets – 1.0%
BKF Capital Group, Inc.	63,176	68,230
SWS Group, Inc.	443,113	2,326,343
U.S. Global Investors, Inc. – Class A	231,123	718,793
		3,113,366
Commercial Banks – 0.0% Citizens Bancshares Corp.	3,024	18,900

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
August 31, 2013

	Shares	Value
Common Stocks – Continued

Financials – Continued

Diversified Financial Services – 0.9%
California First National Bancorp	167,096	$2,566,595

Insurance – 7.9%
American Safety Insurance Holdings Ltd.(1)(2)	222,314	6,698,321
Aspen Insurance Holdings Ltd.(2)	188,300	6,697,831
EGI Financial Holdings, Inc.(1)(2)	573,635	6,284,770
White Mountains Insurance Group Ltd(2)	6,520	3,649,570
		23,330,492
Real Estate Investment Trusts (REITs) – 2.7%
BRT Realty Trust(1)	472,798	3,408,874
CommonWealth REIT	178,655	4,385,980
Vestin Realty Mortgage I, Inc.(1)	26,809	49,194
		7,844,048
Real Estate Management & Development – 0.0% Plazacorp Retail Properties Ltd.(1)(2)	6,261	24,014

Thrifts & Mortgage Finance – 0.0%

First Federal of Northern Michigan Bancorp, Inc.(1)	35,640	157,172

Total Financials		37,054,587

Industrials – 12.6%

Aerospace & Defense – 0.8% The Allied Defense Group, Inc.(1)(5)	1,599	5,037
Sypris Solutions, Inc.	799,263	2,469,723
		2,474,760
Airlines – 3.0% Dart Group PLC(2)	1,681,578	6,586,478
JetBlue Airways Corp.(1)	359,376	2,210,163
		8,796,641
Commercial Services & Supplies – 0.3% Versar, Inc.(1)	167,053	848,629

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
August 31, 2013

	Shares	Value
Common Stocks – Continued

Industrials – Continued

Construction & Engineering – 0.2% Integrated Electrical Services, Inc.(1)	112,101	$488,760
Machinery – 4.9%
Hardinge, Inc.	255,497	3,702,152
Tecumseh Products Co. Class A	717,072	6,934,086
Tecumseh Products Co. Class B(1)(4)	413,269	3,793,809
		14,430,047
Marine – 0.4% Baltic Trading Ltd.(2)	100,691	447,068
Globus Maritime Ltd.(1)(2)	179,992	442,780
Ultrapetrol Bahamas Ltd.(1)(2)	122,617	410,767
		1,300,615
Trading Companies & Distributors – 3.0% Aircastle Ltd.	521,728	8,504,166
Huttig Building Products, Inc.	90,033	216,980
		8,721,146
Total Industrials		37,060,598

Information Technology – 11.8%

Communication Equipment – 2.2%
Tellabs, Inc.	2,914,393	6,469,953

Electronic Equipment, Instruments & Components – 4.3%

Frequency Electronics, Inc.	174,383	1,850,204
Ingram Micro, Inc. – Class A(1)	245,900	5,434,390
Sanmina Corp.(1)	331,890	5,399,850
		12,684,444
IT Services – 1.1%
StarTek, Inc.(1)	530,778	3,296,131
Semiconductor & Semiconductor Equipment – 4.2%
Photronics, Inc.(1)	997,771	7,263,773
Rubicon Technology, Inc.(1)	430,782	5,259,848
		12,523,621
Total Information Technology		34,974,149

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
August 31, 2013

	Shares	Value
Common Stocks – Continued

Materials – 14.2%

Metals & Mining – 11.3% Amerigo Resources Ltd.(2)	5,356,300	$2,111,989
AuRico Gold Inc.(2)	337,210	1,443,259
Coeur Mining Corp.(1)	800,592	11,560,549
Dalradian Resources Inc(1)(2)	3,144,220	2,417,942
Horsehead Holding Corp.	78,466	931,391
International Tower Hill Mines Ltd.(1)(2)	282,749	162,637
McEwen Mining, Inc.(1)	331,544	898,484
Mercator Minerals Ltd(1)(2)(5)	9,500	1,037
Nevsun Resources Ltd.(2)	1,965,995	6,251,864
Olympic Steel Inc	103,685	2,693,736
Universal Stainless & Alloy Products Inc.(1)	179,913	4,954,804
		33,427,692
Paper & Forest Products – 2.9% Mercer International, Inc.	566,112	3,877,867
Resolute Forest Products	370,957	4,677,768
		8,555,635
Total Materials		41,983,327

Utilities – 0.5%

Independent Power Producers & Energy Traders– 0.5%
Maxim Power Corp.	493,200	1,521,789

Total Utilities		1,521,789

Total Common Stocks (Cost $216,732,924)		251,766,193

Preferrerd Stocks – 0.0% Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
ATP Oil & Gas Corp.	10,600	1,166

Total Preferred Stocks (Cost $1,094,550)		1,166

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
August 31, 2013

	Shares	Value
Warrants – 0.9%

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resources, Corp., Exercise
Price: $10.50, 10/14/2013(1)	11,515	$1,353
Total Energy (Cost $0)		1,353

Financials – 0.9%

Insurance – 0.9%
American International Group, Inc., Exercise
Price: $45.00, 01/19/2021(1)	135,279	2,529,717
Total Financials (Cost $839,944)		2,529,717
Total Warrants (Cost $839,944)		2,531,070
Total Investments – 86.1% (Cost $218,667,418)		254,298,429
Other Assets in Excess of Liabilities – 13.9%		41,214,704
Net Assets – 100.0%		$295,513,133
___________________
(1)      Non-income producing securities.
(2)      Foreign security denominated in U.S. Dollars.
(3)
144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(4)	Affiliated Company – The Fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(5)       Security was fair valued in accordance with the policies and procedures approved by the Board of Directors.

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
August 31, 2013

Assets
Investments in unaffiliated companies/securities,
at value (cost $203,658,825)	$233,432,443
Investments in affiliated companies*/securities,
at value (cost cost $15,008,593)	20,865,986
Total investments in securities, at value (cost $218,667,418)	$254,298,429
Cash	41,124,466
Receivable for Fund shares sold	1,775,435
Interest and dividends receivable	115,699
Prepaid assets	50,020
Total Assets	297,364,049

Liabilities
Payable for investment securities purchased	1,098,262
Payable for Fund shares redeemed	319,434
Payable to Investment Advisor	309,164
Other payables	124,056
Total Liabilities	1,850,916
Net Assets	$295,513,133

Net assets consist of:
Paid-in capital	$256,258,514
Undistributed net investment income	(174,508)
Accumulated net realized loss on investments and foreign
currency transactions	3,798,116
Net unrealized appreciation on investments and foreign
currency transactions	35,631,011
Net Assets	$295,513,133

Capital Shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	14,380,328
Net asset value per share	$20.55
___________________
* Please refer to Note 6 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Operations
For the Year Ended August 31, 2013

Investment Income
Dividends from unaffiliated companies#	$2,763,970
Dividends from affiliated companies (Note 6)	—
Total investment income	2,763,970

Expenses
Investment advisory fees (Note 3)	2,468,119
Fund servicing fees	146,157
Transfer agent & custody fees	122,467
Printing and postage fees	52,090
Registration fees	47,118
Directors & chief compliance officer fees	34,414
Audit fees	22,769
Legal fees	21,363
Insurance fees	18,731
Miscellaneous fees	17,136
Total expenses	2,950,364
Net Investment Loss	(186,394)

Realized and unrealized gain on investments and foreign
currencies:
Net realized gain from:	20,790,031
Investments in unaffiliated companies	10,547,405
Investments in affiliated companies (Note 6)
Net realized gain on investments and foreign currency
transactions	31,337,436

Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	25,790,457
Investments in affiliated companies	7,690,834
Net change in unrealized appreciation/depreciation on
investments and foreign currency translations	33,481,291
Net realized and unrealized gain on investments and foreign
currencies	64,818,727
Net increase in net assets resulting from operations	$64,632,333
__________________
# Net of foreign tax withholding of $36,795.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets
For the Year Ended August 31st

	2013	2012
Operations:
Net investment income (loss)	$(186,394)	$35,881
Net realized gain (loss) on investments and
foreign currency transactions	31,337,436	(3,919,288)
Change in unrealized appreciation/
depreciation on investments and foreign
currency translations	33,481,291	18,524,962
Net increase in net assets resulting
from operations	64,632,333	14,641,555

Distributions
Net investment income	(102,561)	—
Net decrease in net assets resulting from
distributions paid	(102,561)	—

Capital share transactions*
Subscriptions	136,026,434	15,653,786
Distributions reinvested	97,823	—
Redemptions	(51,422,310)	(36,111,349)
Net increase (decrease) in net assets resulting
from capital share transactions	84,701,947	(20,457,563)
Total Increase (Decrease) in Net Assets	149,231,719	(5,816,008)

NET ASSETS
Beginning of year	146,281,414	152,097,422
End of year	$295,513,133	146,281,414
Accumulated net investment income (loss)
at end of year	$(174,508)	$52,741
*Share information
Subscriptions	7,162,573	1,165,718
Distributions reinvested	6,042	—
Redemptions	(2,836,706)	(2,678,153)
Net increase (decrease) in shares	4,331,909	(1,512,435)
Beginning shares	10,048,419	11,560,854
Ending shares	14,380,328	10,048,419

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year:

	Years Ended August 31,
	2013	2012	2011	2010	2009

Per Share Data
Net asset value, beginning of year	$14.56	$13.16	$10.52	$8.99	$12.99

Income from investment operations:
Net investment income (loss)*	(0.02)	0.00	(0.10)	(0.05)	0.05
Net realized and unrealized gain
(loss) on investments and foreign
currencies	6.02	1.40	2.74	1.59	(3.05)
Total from investment
operations	6.00	1.40	2.64	1.54	(3.00)

Less distributions to shareholders
from:
Net investment income	(0.01)	—	—	(0.01)	(0.34)
Net realized capital gains	—	—	—	—	(0.16)
Total Distributions	(0.01)	—	—	(0.01)	(0.50)
Net asset value, end of year	$20.55	$14.56	$13.16	$10.52	$8.99
Total investment return	41.23%	10.64%	25.10%	17.08%	(21.60)%

Ratios (to average net assets)/
Supplemental data:
Expenses after reimbursement/
recapture and fees paid	1.43%	1.47%	1.48%	1.45%	1.50%
Expenses before reimbursement/
recapture and fees paid	1.43%	1.47%	1.48%	1.43%	1.53%
Net investment income (loss)	(0.09)%	0.02%	(0.72)%	(0.50)%	0.25%
Portfolio turnover	35%	20%	29%	50%	31%
Net assets at end of year (000’s)	$295,513	$146,281	$152,097	$144,824	$124,146
_____________________
*   Per share net investment income/(loss) was calculated prior to tax adjustments, using average shares method.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
August 31, 2013

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998.

The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to the current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market

Notes to Financial Statements – (continued)
August 31, 2013

2. Summary of Significant Accounting Policies – (continued)

participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in upon one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

2. Summary of Significant Accounting Policies – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$30,963,509	$133,682	$-	$31,097,191
Consumer Staples	11,499,857	-	-	11,499,857
Energy	56,508,533	66,162	-	56,574,695
Financials	36,986,493	68,094	-	37,054,587
Industrials	37,055,561	-	5,037	37,060,598
Information Technology	34,974,149	-	-	34,974,149
Materials	41,982,290	-	-	41,983,327
Utilities	1,521,789	-	1,037	1,521,789

Preferred Stocks
Energy	-	1,166	-	1,166

Warrants
Energy	-	1,353	-	1,353
Financials	2,529,717	-	-	2,529,717
Total	$254,021,989	$270,457	$6,074	$254,298,429

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
Beginning Balance as of 8/31/12	$5,037
Transfer into Level 3 during the year	1,037
Ending Balance as of 8/31/13	$6,074
Net change in unrealized appreciation/(depreciation)
from investments still held as of 8/31/13	$—

Notes to Financial Statements – (continued)
August 31, 2013

2. Summary of Significant Accounting Policies – (continued)

During the year ended August 31, 2013, there were the following transfers between Level 1, Level 2 and Level 3 for the Aegis Value Fund.

Transfers	Market Value
Level 1 into Level 2	$249,039
Level 1 into Level 3	$1,037
Level 2 into Level 1	$4,616,785
Level 3 into Level 2	$1,353

The transfers from Level 1 to Level 2 were due to certain securities switching from  a direct quote in an active market to an evaluated price obtained from the pricing vendor.

The transfer from Level 1 into Level 3 took place as a result of a security whose trading was halted. The security was fair valued in accordance with the policies and procedures approved by the Board of Directors. Such a valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and   company specific news.

The transfers from Level 2 to Level 1 were due to certain securities switching from an evaluated price obtained from the pricing vendor to a direct quote in an active market.

The transfer from Level 3 to Level 2 was due to a change from a fair valued price, in accordance with the policies and procedures approved by the Board of Directors to an evaluated price obtained from the pricing vendor. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult

Notes to Financial Statements – (continued)
August 31, 2013

2. Summary of Significant Accounting Policies – (continued)

to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with GAAP requires  management  to  make  estimates  and  assumptions  that  affect  the  reported

Notes to Financial Statements – (continued)
August 31, 2013

2. Summary of Significant Accounting Policies – (continued)

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2013. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the

Notes to Financial Statements – (continued)
August 31, 2013

3. Advisory Fees and Other Transactions with Affiliates – (continued)

repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of August 31, 2013.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of
$20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) were $110,238,481 and $65,289,779, respectively, for the year ended August 31, 2013. The Fund did not purchase or sell any U.S. government securities during the year.

5. Distributions to Shareholders and Tax Components of Net Assets

At August 31, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$219,035,547
Unrealized appreciation	58,775,913
Unrealized depreciation	(23,513,031)
Net unrealized appreciation	$35,262,882

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the year ended August 31, 2013  and the tax year ended August 31, 2012 were as follows:

	2013	2012
Distribution paid from:
Ordinary income	$102,561	$—

As of August 31, 2013, the Fund had no capital loss carryover and expirations. The Fund utilized $26,804,907 of prior year capital loss carry over in the current year.

Notes to Financial Statements – (continued)
August 31, 2013

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

    For the tax year ended August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$67,578
Undistributed long term gain	3,924,159
Distributable earnings	$3,991,737
Other accumulated gain/(loss)	$—
Unrealized appreciation on investments	$35,262,882
Total accumulated earnings/(deficit)	$39,254,619

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales, and PFIC mark to market adjustments.

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended August 31, 2013. The following reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and income from passive foreign investment companies and had no impact on the net assets of the Fund.

Accumulated net investment income/(loss)	$61,706

Accumulated realized gains/(losses) on investment and foreign currencies	(61,706)

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files a U.S. Federal Income and excise tax return, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they

Notes to Financial Statements – (continued)
August 31, 2013

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

are filed. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of August 31, 2013 amounted to $20,865,986, representing 7.06% of net assets. A summary of affiliated transactions for the year ended August 31, 2013 is as follows:

	ALCO Stores Inc.	American Pacific Corp.	Delta Apparel Inc	Tecumseh Products Co. Class A(1)	Tecumseh Products Co. Class B	Total

August 31, 2012
Balance
Shares	231,978	534,150	—	513,842	400,369	—
Cost	$2,113,477	$4,421,513	$—	$1,574,797	$5,470,177	$13,579,964
Value	$1,649,363	$6,447,191	$—	$2,718,224	$2,238,063	$$13,052,841

Gross Additions
Shares	—	—	52,440	203,230	12,900	—
Cost	$—	$—	$698,373	$1,793,224	$105,347	$2,596,944

Gross Deductions
Shares	—	534,150	—	—	—	—
Cost	$—	$4,421,513	$—	$—	$—	$4,421,513
Proceeds	$—	$14,968,918	$—	$—	$—	$14,968,918

August 31, 2013
Balance
Shares	231,978	—	408,602	717,072	413,269	—
Cost	$2,113,477	$—	$2,645,255	$4,667,865	$5,581,996	$15,008,593
Value	$3,396,158	$—	$6,741,933	$6,934,086	$3,793,809	$20,865,986
Realized gain (loss)	$—	$10,547,405	$—	$—	$—	$10,547,405
Investment income	$—	$—	$—	$—	$—	$—

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

(1)
Class A shares of Tecumseh Products Co. did not reflect affiliated status as of August 31, 2012 or August 31, 2013. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products Co. remains an affiliated company of Aegis Value Fund.

7. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2013, events and transactions subsequent to August 31, 2013 have been evaluated by management for possible adjustment and/or disclosure. On October 21, 2013, the Board of Directors of the Fund (the “Board”) approved a reorganization of the Aegis Value Fund, which will now be a part of The Aegis Funds Trust on or around December 31, 2013. Also on October 21, 2013, the Board approved the change of the fiscal year end of the Aegis Value Fund from August 31 to December 31 on or around December 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Aegis Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc. (the “Fund” ), including the schedule of portfolio investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 24, 2013

Directors and Officers
(Unaudited)

Name, Year of Birth, and Address	Position(s)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director*
Scott L. Barbee Born: 1971 6862 Elm Street, Suite 830 McLean, VA 22101	President, Director	Treasurer and Managing Director of Aegis Financial Corporation since 1997; Secretary of Aegis Financial Corporation since 2007; Treasurer and Director of the Aegis Value Fund since1997; Trustee of the Aegis Funds since 2003; Secretary of the Aegis Funds 2006-2009; Treasurer of the Aegis Funds 2003-2009; President of Aegis Financial Corporation, the Aegis Funds and the Fund since 2009.	2	None
Non-Interested Directors
Eskander Matta Born: 1970 50 Beale Street San Francisco, CA 94105	Director	President North America of Dragonmarts Co. Ltd. Since 2012; Vice President of ebusiness, Blue Shield of California 2008-2012; Senior Vice President of Internet Services Group, Wells Fargo & Co., 2002-2008; Director of the Fund since 1997; Trustee of the Aegis Funds since 2003.	2	None

David A. Giannini Born: 1953 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Director	Institutional equity sales and research with Scarsdale Equities prior to 2007; Director of the Fund since 2006; Trustee of the Aegis Funds since 2006.	2	None

V. Scott Soler Born: 1969 7500 San Felipe, Suite 340 Houston, TX 77063	Director	Co-owner at Limestone Value Partners Since 2011; Managing Director and Senior Advisor of Quantum Energy Partners, Since 2006; Director of the Fund since 2007; Trustee of the Aegis Funds since 2007.	2	Action Energy, Inc.

Officer of the Fund
Sarah Q. Zhang Born: 1970 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer; Treasurer/ Secretary of the Fund
Chief Compliance Officer of Aegis Financial Corp., the Aegis Funds and the Fund since 2008; Treasurer/Secretary of Aegis Financial Corp., the
Aegis Funds and the Fund since 2009; Chief Financial Operations Officer, Larkspur Services, Inc. 200-2007.
			N/A	N/A
__________________
*Indicates persons who are affiliated with Aegis Financial Corporation, the Fund’s investment advisor, and are therefore considered to be “interested persons” under the Investment Company Act of 1940, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund’s toll-fee phone number, (800) 528-3780.

Other Information
(Unaudited)

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

AEGIS MUTUAL FUNDS PRIVACY NOTICE (This information is not part of the Report)

The Aegis Mutual Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Mutual Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

•	Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

•     Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the Funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances. We do not sell your nonpublic personal information. The Aegis Mutual Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Mutual Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide product and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

AEGIS
FUNDS

Aegis Value Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, VA 22101

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 6, 2008

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2013	FYE 8/31/2012
Audit Fees	$20,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2013	FYE 8/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013	FYE 8/31/2012
Registrant	$2,500	$2,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed November 6, 2008

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aegis Value Fund, Inc.

By  /s/ Scott L. Barbee
       Scott L. Barbee, President

Date   11/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Scott L. Barbee
       Scott L. Barbee, President

Date   11/4/13

By  /s/ Sarah Q. Zhang
      Sarah Q. Zhang, Treasurer

Date   11/4/13